LEGG MASON PARTNERS INVESTMENT SERIES

On behalf of

SB Government Portfolio

(the “Fund”)

SUPPLEMENT DATED MAY 1, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in the Fund’s Prospectus and Statement of Additional Information.

Effective May 1, 2006, the Fund will be renamed by replacing “SB” with “Legg Mason Partners Variable” to read Legg Mason Partners Variable Government Portfolio.

Effective May 1, 2006, the Fund’s Smith Barney Class A shares and Salomon Brothers Class B shares will be renamed Class A shares and Class B shares, respectively.

There will be no change in the Fund’s investment objectives or investment policies as a result of the name changes.